UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2026
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STRIVE, INC.
(Exact name of Registrant as Specified in Its Charter)
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Nevada	001-41612	88-1293236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct., Suite 1400, Dallas, Texas 75201
(Address of principal executive offices and zip code)
Registrant’s Telephone Number, Including Area Code: (855) 427-7360
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.
On May 12, 2026, in connection with the repurchase and cancellation of the remaining outstanding amount of 4.25% Convertible Senior Notes due 2030 (the "Notes") issued by Semler Scientific, Inc. (“Semler Scientific”), a subsidiary of Strive, Inc. (the “Company” or "Strive"), pursuant to the Indenture, dated as of January 28, 2025, by and among Semler Scientific, the Company, as guarantor, and U.S. Bank Trust Company, National Association, as Trustee (the “Trustee”) (as amended or supplemented prior to the date hereto, the “Indenture”), Semler Scientific delivered a cancellation order dated as of May 12, 2026 to the Trustee for the cancellation of all of the outstanding Notes under the Indenture.
Concurrently with such cancellation, the Indenture was satisfied and discharged in accordance with its terms and the Trustee acknowledged such satisfaction and discharge. As a result of the satisfaction and discharge of the Indenture, Semler Scientific has been released from its remaining obligations under the Indenture except those provisions of the Indenture that, by their terms, survive the satisfaction and discharge of the Indenture.
Item 5.03. Amendments to Articles of Incorporation or Bylaws.
On May 13, 2026, the Company filed an Amended and Restated Certificate of Designation (the “Amended and Restated SATA Certificate of Designation”) with the Nevada Secretary of State, which amended and restated the Certificate of Designation originally filed on November 10, 2025, as amended by that certain Certificate of Amendment to the Certificate of Designation filed on December 9, 2025 (as amended, the “Original Certificate of Designation”), and which established the amended and restated terms of its Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share (the “SATA Stock”).
The Amended and Restated SATA Certificate of Designation provides that, on and after the Amendment and Restatement Effective Date (as defined below), regular dividend payments on SATA Stock will be calculated on a monthly basis (as contemplated by the Original Certificate of Designation), other than the period from June 16, 2026 to June 30, 2026 (which shall be calculated on a pro rata basis, with such required dividend payments due for such period equal to half a month of regular dividend payments); provided that any such payments shall be calculated for each Monthly Dividend Period (as defined below) and subdivided and paid on each Regular Dividend Payment Date (as defined below) in equally divided installments based on the number of Regular Dividend Payment Dates in each such Monthly Period (as determined by the Company at least one Business Day (as defined below) prior to such Monthly Period). When and if declared by the board of directors of the Company, dividends will be paid on each Regular Dividend Payment Date to the holders of record as of the Close of Business on the Regular Record Date (as defined below) immediately preceding the applicable Regular Dividend Payment Date.
If any accumulated regular dividend (or any portion thereof) on the SATA Stock is not paid on the applicable Regular Dividend Payment Date and remains unpaid on the first Monthly Dividend Compliance Date (as defined below) that is concurrent with or subsequent to the applicable regular dividend payment (or, if such Monthly Dividend Compliance Date is not a Business Day, the next Business Day), then additional regular dividends (“Compounded Dividends”) will accumulate on the amount of such unpaid regular dividend for the benefit of the holders of record as of the close of business on the Regular Record Date immediately preceding the applicable Regular Dividend Payment Date, compounded monthly at the monthly Compounded Dividend Rate (as defined in the Amended and Restated SATA Certificate of Designation).
In addition, the obligations of the Company under the Original Certificate of Designation to provide a notice of dividend deferral and use commercially reasonable efforts to raise proceeds in the event of a dividend deferral for the purpose of making deferred payments, and the limitations on the Company with respect to dividends on parity stock or other certain payments, have been amended to refer to the Monthly Dividend Compliance Date on or following a deferred Regular Dividend Payment Date, in lieu of such Regular Dividend Payment Date.
As used in the Amended and Restated SATA Certificate of Designation:
“Business Day” means any day other than a Saturday, a Sunday or, any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed, any day that is not a Trading Day, or any day that the Depositary is closed for business or providing limited settlement services.
“Monthly Dividend Compliance Date” means (i) June 15, 2026 and (ii) subsequent to June 15, 2026, the final calendar day of each calendar month, with the first Monthly Dividend Compliance Date occurring after the Amendment and Restatement Effective Date being June 15, 2026 and the second Monthly Dividend Compliance Date occurring after the Amendment and Restatement Effective Date being June 30, 2026.
“Monthly Dividend Period” means each period from, and including, the Business Day after a Monthly Dividend Compliance Date to, and including, the next Monthly Dividend Compliance Date.
“Regular Dividend Payment Date” means, with respect to any share of Perpetual Preferred Stock, each Business Day of each Monthly Dividend Period.
“Regular Record Date” means, with respect to any Regular Dividend Payment Date, the Business Day immediately preceding the Business Day on which such Regular Dividend Payment Date occurs.

If the number of Business Days in a Monthly Dividend Period is less than the number of Business Days as previously determined by the Company in respect of such Monthly Dividend Period as a result of a scheduled Business Day no longer being a Business Day during such Monthly Dividend Period, then the Company may elect to pay any regular dividend installment previously scheduled for such day that was scheduled to be a Business Day but was not a Business Day on any subsequent Business Day by means of an increased payment amount or additional payment without penalty in respect of the delay.
The Amended and Restated SATA Certificate of Designation will be effective as of 12:01 a.m. Pacific Daylight Time on June 15, 2026 (the “Amendment and Restatement Effective Date”).
Notwithstanding the above, the Regular Dividend occurring on June 15, 2026 for the period on and prior to June 15, 2026 will be calculated and paid and, to the extent applicable, accumulate, in the manner set forth in the Original Certificate of Designation.
Except as summarized above, the material terms of the Amended and Restated SATA Certificate of Designation otherwise remain unchanged from the Original Certificate of Designation.
The above description of the terms of the Amended and Restated SATA Certificate of Designation and the terms of the SATA Stock is a summary and is not complete. A copy of the Amended and Restated SATA Certificate of Designation is filed as Exhibit 3.1 to this Current Report, and the above summary is qualified by reference to the terms of the Amended and Restated SATA Certificate of Designation, which Amended and Restated SATA Certificate of Designation is incorporated herein by reference. The above summary and the Amended and Restated SATA Certificate of Designation supplement, update and are incorporated by reference into the Company's prospectus supplements filed with the Securities and Exchange Commission on December 9, 2025 and September 15, 2025, under its existing automatic shelf registration statement, which became effective on September 15, 2025 (File No. 333-290252), and the base prospectus contained therein.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation relating to the Variable Rate Series A Perpetual Preferred Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strive, Inc.

Date:	May 14, 2026	By:	/s/ Matthew Cole
Matthew Cole
Chief Executive Officer